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                                                                           10.68

                                  AMENDMENT TO
                       GUARANTEE AND COLLATERAL AGREEMENT

                  This AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT ("Amendment") is dated as of November 12, 2002, and is entered into by and among AMERICAN COIN MERCHANDISING, INC., a Delaware corporation ("Borrower"), ACMI HOLDINGS, INC., a Delaware corporation ("Holdings") and MADISON CAPITAL FUNDING LLC, as a Lender and as Agent for all Lenders from time to time party to the Credit Agreement (as hereinafter defined).

                                   WITNESSETH:

                  WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of February 11, 2002 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement);

                  WHEREAS, Borrower, Holdings and Agent are parties to that certain Guarantee and Collateral Agreement dated as of February 11, 2002 (as the same may be amended, supplemented or otherwise modified from time to time, the "Collateral Agreement");

                  WHEREAS, Borrower, Agent and Lenders are parties to that certain Consent, Waiver and Amendment to and Release under Credit Agreement dated as of even date herewith (the "Credit Agreement Amendment") pursuant to which Agent and Lenders have agreed, among other things, to release their Liens in certain assets of Borrower located in the State of Washington; and

                  WHEREAS, the parties desire to make a corresponding amendment to the Collateral Agreement as hereinafter set forth.

                  NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement, the Collateral Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  (a) AMENDMENT. Subject to the satisfaction of the conditions set forth in Section 2 below, the definition of the term "Collateral" contained in Section 1.2 of the Collateral Agreement is amended by (i) deleting the period at the end of such definition and (ii) adding the proviso set forth below at the end of such definition as follows:

                  ; provided further, that the Collateral shall not include any property of Borrower consisting of "gambling devices" as defined under the laws of, and which are located in, the State of Washington.

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                  2. CONDITIONS TO EFFECTIVENESS. The effectiveness of this
Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent), each to be in form and substance satisfactory to
Agent:

                  (a) Agent shall have received a fully executed copy of this Amendment signed by Borrower and Holdings, and such other documents and instruments as Agent may require;

                  (b) The Credit Agreement Amendment shall be effective; and

                  (c) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

                  3. REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Amendment, each of Borrower and Holdings represents and warrants to Agent and Lenders:

                  (a) that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each of Borrower and Holdings and that this Amendment has been duly executed and delivered by each of Borrower and Holdings; and

                  (b) that each of the representations and warranties set forth in Section 4 of the Collateral Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

                  4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  5. REFERENCES. Any reference to the Collateral Agreement contained in any document, instrument or agreement executed in connection with the Collateral Agreement shall be deemed to be a reference to the Collateral Agreement as modified by this Amendment.

                  6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

                  7. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Collateral Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Collateral Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Collateral Agreement are ratified and confirmed and shall continue in full force and effect.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


                                AMERICAN COIN MERCHANDISING, INC.


                                By /s/ Randall J. Fagundo
                                   ---------------------------------------------
                                Title President and Chief Executive Officer


                                ACMI HOLDINGS, INC., formerly known as CRANE
                                  MERGERCO HOLDINGS, INC.


                                By /s/ Randall J. Fagundo
                                   ---------------------------------------------
                                Title  President and Chief Executive Officer

                                MADISON CAPITAL FUNDING LLC, as Agent and a
                                  Lender


                                By /s/ Craig Lacy
                                   ---------------------------------------------
                                Title Managing Director


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